UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

Apollo Residential Mortgage, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35246	45-0679215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Apollo Residential Mortgage, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 8, 2012, at which 9,094,179 shares of the Company’s common stock were represented in person or by proxy representing approximately 88.52% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b) At the Annual Meeting, the Company’s stockholders (i) elected the seven directors named below for a term expiring in 2013; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and (iv) approved, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2012 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Marc E. Becker	4,855,881	220,761	4,017,537
Mark C. Biderman	4,991,667	84,975	4,017,537
Frederick N. Khedouri	4,840,881	235,761	4,017,537
Justin Stevens	4,850,651	225,991	4,017,537
Hope S. Taitz	5,000,249	76,393	4,017,537
Frederick J. Kleisner	5,014,380	62,262	4,017,537
Thomas D. Christopoul	5,014,380	62,262	4,017,537

(ii) The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,035,381	48,235	10,563	-0-

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,974,327	95,770	6,545	4,017,537

(iv) The voting results with respect to the approval, on an advisory basis, of the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,307,898	33,700	721,275	13,769	4,017,537

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Residential Mortgage, Inc.

By:	/s/ Stuart A. Rothstein
Name:	Stuart A. Rothstein
Title:	Chief Financial Officer

Date: May 11, 2012